TRANSMITTAL OF FINANCIAL REPORTS AND
                       CERTIFICATION OF COMPLIANCE WITH
               UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                      THE PERIOD ENDED DECEMBER 31, 2003

                                            |
In re:                                      |      Case No. 03-13744 (MFW)
AURORA FOODS INC.,                          |      (Jointly Administered)
     et al.,                                |      Chapter 11
                                            |
                          Debtors.          |
                                            |
--------------------------------------------|


Attached is the Monthly Operating Report for the Debtors. The Monthly Operating Report includes the following:

                  ------------------------------------------------------------
                  REQUIRED DOCUMENTS
                  ------------------------------------------------------------
                  Schedule of Cash Receipts and Disbursements
                  ------------------------------------------------------------
                  Schedule of Cash Disbursements
                  ------------------------------------------------------------
                  Schedule of Bank Accounts
                  ------------------------------------------------------------
                  Consolidated Status of Bank Reconciliations
                  ------------------------------------------------------------
                  Income Statement
                  ------------------------------------------------------------
                  Balance Sheet
                  ------------------------------------------------------------
                  Consolidated Status of Post Petition Taxes
                  ------------------------------------------------------------
                  Consolidated Summary of Unpaid Post Petition Debts
                  ------------------------------------------------------------
                  Accounts Receivable Reconciliation and Aging
                  ------------------------------------------------------------
                  Debtor Questionnaire
                  ------------------------------------------------------------

The Debtors filed voluntary petitions for relief under chapter 11 of title 11 of the United States Bankruptcy Code (the "Bankruptcy Code") on December 8, 2003. The period covered by this report, runs from December 8 (the filing date) through December 31, 2003. Due to limitations of the Debtors' general ledger system, the financial results of the Debtors are presented on a consolidated basis.

The Debtors have not yet completed the financial and accounting closing procedures relative to its December 31, 2003 financial statements. Therefore, the information contained in this report is preliminary and subject to revision. The report is subject to revision at the time of completion of the Debtors' December 31, 2003 financial statements and audit.

I declare under penalty of perjury (28 U.S.C. Section 1746) those this report and the attached documents are true and correct to the best of my knowledge and belief.

        February 12, 2004                      /s/ John L. Currie
        ------------------                     ---------------------------
         Date                                  John L. Currie,
                                               Vice President & Controller

In re: Aurora Foods Inc., et al.                            Case No.: 03-13744
                                Reporting Period: Dec. 8, 2003 - Dec. 31, 2003


           CONSOLIDATED SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                  DECEMBER 8, 2003 THROUGH DECEMBER 31, 2003
                                ($ in millions)


                                                   12/8-12/31/03
                                           ----------------------------
                                              Actual         Forecast        Variance
                                           ----------      ------------    --------------


Cash Receipts from Sales                    $    53.7       $    55.0      $      (1.3)
                                           -----------     ------------    --------------

Cash Disbursements
   Receivable sale payments                       0.7             0.7                -
   Payroll & Benefit Expenditures                 4.5             4.7              0.2
   Restructuring Fees                             0.3               -             (0.3)
   Freight                                        1.1             3.0              1.9
   Promotional Expense                            1.3             1.2             (0.1)
   Payments to vendors                           15.4            30.2             14.8 (a)
                                           -----------     -----------    -------------
    Total Disbursements                     $    23.3       $    39.8      $      16.5
                                           -----------     -----------    -------------

Beginning Cash Balance (Bank)               $    10.1       $    10.1      $         -
    Change in cash                               30.4            15.2             15.2
                                           -----------     -----------    -------------
Ending Cash Balance (Bank)                  $    40.5       $    25.3      $      15.2
                                           ===========     ===========    =============

(a) Forecast assumed more vendors would require cash in advance or cash on delivery after bankruptcy filing.


In re: Aurora Foods Inc., et al.                            Case No.: 03-13744
                                Reporting Period: Dec. 8, 2003 - Dec. 31, 2003



                    CONSOLIDATED SCHEDULE OF DISBURSEMENTS
                                 (in millions)

----------------------------------------------------------------
                                                  Monthly
                                             Disbursements
                                             -------------------
Entity                                            December
----------------------------------------------------------------

Disbursements (post filing only)              $     23.3 (a)






(a) As noted in the first day pleadings, Sea Coast Foods, Inc. does not maintain any separate bank accounts. All disbursements are made by Aurora Foods Inc. on behalf of Sea Coast Foods, Inc. The Company, however, prepares quarterly financial statements for Sea Coast Foods, Inc. The Company is currently in the process of closing the consolidated accounts and preparing statements for Sea Coast Foods, Inc. Although the separate statements have not yet been completed for Sea Coast Foods, Inc., the Company estimates that disbursements relating to Sea Coast Foods, Inc. for the period from December 8, 2003, through December 31, 2003, were approximately $1.5 million.

In re: Aurora Foods Inc., et al.                            Case No.: 03-13744
                                Reporting Period: Dec. 8, 2003 - Dec. 31, 2003


                                 BANK ACCOUNTS
                                  (IN $000s)


   Unit                 Bank Account #        Account Description      Balance

                       JP Morgan
Corporate              323-210317        Main concentration account   $ 36,830

Corporate           6301459552509        Accounts payable checks             -

Corporate           6301452326509        Consumer refund checks              -

Corporate           6301486001509        Medical benefit checks              -

Corporate             323-367178         Manual payroll                     22

Corporate             304-153338         Employee Retention                551

Corporate             323-122833         Aurora Foods lock box
                                           account                         762

Corporate               N/A              Petty Cash                          -

St. Elmo, IL Plant   Fayette County
                         Bank
                        130850           Petty Cash                          4

Mattoon, IL Plant    First Mid Illinois
                        Bank & Trust
                         071102076       Petty Cash                          2

Erie, PA Plant        National City
                        Bank of PA
                         658804881       Petty Cash                          3

Jackson, TN Plant    Union Planters
                         Bank
                       1210119474        Petty Cash                          1

                                                                   ------------
                                                                   $    38,175
                                                                   ============

                        UNITED STATES BANKRUPTCY COURT
                             DISTRICT OF DELAWARE


                                            |
In re:                                      |      Case No. 03-13744 (MFW)
AURORA FOODS INC.,                          |      (Jointly Administered)
     et al.,                                |      Chapter 11
                                            |
                          Debtors.          |
                                            |
--------------------------------------------|


     JOHN L. CURRIE, hereby declares and states:

     1. I am Vice President & Controller of Aurora Foods Inc. ("Aurora"), a corporation organized under the laws of the State of Delaware and one of the debtors and debtors in possession in the above-captioned chapter 11 cases (together, the "Debtors"). Aurora is the direct parent of Sea Coast Foods, Inc., the other Debtor. I am familiar with the Debtors' day-to-day operations, business affairs and books and records.

     2. All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtor, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

     3. To the best of my knowledge, the Debtors have performed all bank reconciliations as of December 31, 2003.


Dated:  February 12, 2004
St. Louis, Missouri

                                             Respectfully submitted,

                                             /s/  John L. Currie
                                             ------------------------------
                                             John L. Currie
                                             Vice President & Controller
                                             Aurora Foods Inc.

In re: Aurora Foods Inc., et al.                            Case No.: 03-13744
                                Reporting Period: Dec. 8, 2003 - Dec. 31, 2003



                     CONSOLIDATED STATEMENT OF OPERATIONS
                                    ($000s)
                                  (unaudited)


                                                                       December 8, 2003
                                                                              to
                                                                       December 31, 2003
                                                                     ----------------------


Net sales                                                             $        48,940
Cost of goods sold                                                            (28,641)
                                                                     -----------------
      Gross profit                                                             20,299
                                                                     -----------------
Brokerage, distribution and marketing expenses:
      Brokerage and distribution                                               (5,073)
      Consumer marketing                                                         (615)
                                                                     -----------------
          Total brokerage, distribution and marketing expenses                 (5,688)
Amortization of intangibles                                                    (1,167)
Selling, general and administrative expenses                                   (2,651)
Administrative restructuring and retention costs                                 (123)
Divestiture costs                                                                 (32)
Plant closures                                                                    363
                                                                     -----------------
          Total operating expenses                                             (9,298)
                                                                     -----------------
      Operating income                                                         11,001
Interest and financing expenses:
      Interest expense, net                                                    (3,675)
      Excess leverage fee                                                        (805)
      Amortization of discount, premium and financing costs                      (188)
                                                                     -----------------
          Total interest and financing expenses                                (4,668)
                                                                     -----------------
      Income before reorganization items and income taxes                       6,333
Reorganization items:
      Interest earned on cash accumulating from Chapter 11 proceeding               4
      Professional fees                                                        (1,187)
      Other                                                                    (9,156)
                                                                     -----------------
          Total reorganization items                                          (10,339)
                                                                     -----------------
      Loss before income taxes                                                 (4,006)
Income tax expense                                                             (1,615)
                                                                     -----------------
          Net loss                                                    $        (5,621)
                                                                     =================


In re: Aurora Foods Inc., et al.                            Case No.: 03-13744
                                Reporting Period: Dec. 8, 2003 - Dec. 31, 2003



                          CONSOLIDATED BALANCE SHEET
                                    ($000s)
                                  (unaudited)

                                                             December
                                                               2003
                                                          ---------------

                     ASSETS

Current assets:
     Cash and cash equivalents                            $      38,175
     Accounts receivable, net                                    47,726
     Inventories                                                 69,513
     Prepaid expenses and other assets                            6,828
                                                         ---------------
          Total current assets                                  162,242

Property, plant and equipment, net                              157,538
Goodwill and other intangible assets, net                       895,123
Other assets                                                     14,303
                                                         ---------------
          Total assets                                    $   1,229,206
                                                         ===============

         LIABILITIES & STOCKHOLDERS' DEFICIT

Liabilities not subject to compromise:
     Current liabilities -
          Senior secured term debt                        $     486,929
          Senior secured revolving debt facility                167,000
          Bank note                                               7,711
          Current maturities of capital lease obligation             10
          Accounts payable                                       28,097
          Accrued liabilities                                    50,308
                                                         ---------------
              Total current liabilities                         740,055

     Deferred tax liability                                     118,078
     Capital lease obligation                                        32
     Other liabilities                                              972
                                                         ---------------
          Total liabilities not subject to compromise           859,137

Liabilities subject to compromise                               482,501
                                                         ---------------
          Total liabilities                                   1,341,638
                                                         ---------------

Commitments and contingent liabilities

Stockholders' deficit:

     Preferred stock                                                 33
     Common stock                                                   779
     Paid-in capital                                            680,982
     Accumulated deficit                                       (794,226)
                                                         ---------------
          Total stockholders' deficit                          (112,432)
                                                         ---------------

              Total liabilities and stockholders'
              deficit                                     $   1,229,206
                                                         ===============

                        UNITED STATES BANKRUPTCY COURT
                             DISTRICT OF DELAWARE


                                            |
In re:                                      |      Case No. 03-13744 (MFW)
AURORA FOODS INC.,                          |      (Jointly Administered)
     et al.,                                |      Chapter 11
                                            |
                          Debtors.          |
                                            |
--------------------------------------------|



     JOHN L. CURRIE, hereby declares and states:

     1. I am Vice President & Controller of Aurora Foods Inc. ("Aurora"), a corporation organized under the laws of the State of Delaware and one of the debtors and debtors in possession in the above-captioned chapter 11 cases (together, the "Debtors"). Aurora is the direct parent of Sea Coast Foods, Inc., the other Debtor. I am familiar with the Debtors' day-to-day operations, business affairs and books and records.

     2. All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtor, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

     3. To the best of my knowledge, the Debtors have filed all necessary federal, state and local tax returns and made all required postpetition tax payments in connection therewith on a timely basis.


Dated:  February 12, 2004
St. Louis, Missouri

                                                Respectfully submitted,

                                                /s/ John L. Currie
                                                ------------------------------
                                                John L. Currie
                                                Vice President & Controller
                                                Aurora Foods Inc.

In re: Aurora Foods Inc., et al.                            Case No.: 03-13744
                                Reporting Period: Dec. 8, 2003 - Dec. 31, 2003



                  CONSOLIDATED SUMMARY OF POST PETITION DEBTS
                                    ($000s)


-------------------------------------------------------------------------------
Accounts Payable Aging                      Current     Past Due      Total
-------------------------------------------------------------------------------
Aurora Foods Inc.                           $ 6,363      $  -        $ 6,363



These figures do not include prepetition bankrupcy accounts that are included in Accounts Payable.

In re: Aurora Foods Inc., et al.                            Case No.: 03-13744
                                Reporting Period: Dec. 8, 2003 - Dec. 31, 2003



                CONSOLIDATED ACCOUNTS RECEIVABLE RECONCILIATION
                                    ($000s)


----------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                               Aurora
                                                                               Foods Inc.
----------------------------------------------------------------------------------------------


Total Accounts Receivable at the beginning of the reporting period           $    50,887
+ Amounts billed during the period                                                56,158
- Amounts collected during the period (before customer deductions)               (61,030)
+ Adjustments                                                                        (26)
                                                                            ------------------
Total Accounts Receivable at the end of the reporting period                 $    45,989



These figures are based on Trade Accounts Receivable. These figures do not include allowance for doubtful accounts or Other Accounts Receivable.

In re: Aurora Foods Inc., et al.                            Case No.: 03-13744
                                Reporting Period: Dec. 8, 2003 - Dec. 31, 2003



                           ACCOUNTS RECEIVABLE AGING
                                    ($000s)


-----------------------------------------------------------------------------------------------------------------------
Accounts Receivable Aging       1-30     31-60    61-90     91+    Total      Other AR   Allowance    Total A/R
-----------------------------------------------------------------------------------------------------------------------


Aurora Foods Inc.              43,617     677       57     1,638   45,989      3,345      (1,608)       47,726


In re: Aurora Foods Inc., et al.                            Case No.: 03-13744
                                Reporting Period: Dec. 8, 2003 - Dec. 31, 2003


                                 Consolidated Debtor Questionnaire

-------------------------------------------------------------------------------------------------------------

Must be Completed Each Month                                                               Yes/No
-------------------------------------------------------------------------------------------------------------

1. Have any assets been sold or transferred outside the normal course of                     No
business this reporting period? If yes, provide an explanation below.
-------------------------------------------------------------------------------------------------------------

2. Have any funds been disbursed from any account other than a debtor in                     No
possession account this reporting period? If yes, provide an explanation.
-------------------------------------------------------------------------------------------------------------

3. Have all postpetition tax returns been timely filed? If no, provide an explanation.       Yes
-------------------------------------------------------------------------------------------------------------

4. Are workers compensation, general liability and other necessary insurance                 Yes
coverages in effect? If no, provide an explanation.
-------------------------------------------------------------------------------------------------------------
